As filed with the Securities and Exchange Commission on April 18, 2003.

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                   [ ]  Confidential, for Use of
[X]  Definitive Proxy Statement                         the Commission Only
[ ]  Definitive Additional Materials                    (as permitted by
[ ]  Soliciting Material Pursuant to Rule 14a-12        Rule 14a-6(e)(2))

                              PROTERION CORPORATION
         --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         (5)  Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount Previously Paid:

         -----------------------------------------------------------------------
         (2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
         (3)  Filing Party:

         -----------------------------------------------------------------------
         (4)  Date Filed:

         -----------------------------------------------------------------------

                              PROTERION CORPORATION
                               One Possumtown Road
                          Piscataway, New Jersey 08854

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 15, 2003

TO THE STOCKHOLDERS OF
PROTERION CORPORATION:

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of Proterion Corporation, a Delaware corporation, will be held at the offices of Proterion Corporation, One Possumtown Road, Piscataway, New Jersey, 08854 on Thursday, May 15, 2003, at 10:00 a.m., local time, for the following purposes:

         1.       to elect a Board of Directors;

         2.       to approve the Proterion Corporation 2003 Equity Incentive
                  Plan;

         3. to ratify the appointment of independent accountants for the fiscal year ending December 31, 2003; and

         4. to consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed April 4, 2003 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Accordingly, only holders of record of Common Stock, $.01 par value per share, at the close of business on such date shall be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders is open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at our headquarters.

         A copy of our Annual Report for the fiscal year ended December 31, 2002 is enclosed herewith.

                                       By Order of the Board of Directors,


                                       /s/ ROBERT M. CASTELLO
                                       -----------------------------------------
                                       Robert M. Castello, Chairman of the Board

Dated: April 18, 2003

 You are urged to fill in, sign, date and mail the enclosed Proxy. If you attend the Annual Meeting and vote in person, the Proxy will not be used. If the Proxy is mailed in the United States in the enclosed envelope, no postage is required. The prompt return of your Proxy will save the expense involved in further communication.

                              PROTERION CORPORATION
                               One Possumtown Road
                          Piscataway, New Jersey 08854

                               ------------------

                                 PROXY STATEMENT
                     for the Annual Meeting of Stockholders
                           to be held on May 15, 2003

                               ------------------

                                                                  April 18, 2003

TO THE STOCKHOLDERS:

         This Proxy Statement is being furnished to stockholders of Proterion Corporation, a Delaware corporation ("Proterion" or the "Company"), in connection with the solicitation of Proxies in the accompanying form by the Board of Directors for use at the 2003 Annual Meeting of Stockholders (including any adjournments or postponements thereof) to be held at the offices of Proterion Corporation, One Possumtown Road, Piscataway, New Jersey, 08854 on Thursday, May 15, 2003 at 10:00 a.m., local time. The approximate date on which this Proxy Statement and the accompanying form of Proxy will be sent to the stockholders is April 18, 2003.

         All holders of record of our Common Stock, $.01 par value per share, at the close of business on April 4, 2003 (the record date), are entitled to vote at the Annual Meeting and their presence is desired. Each outstanding share of Common Stock as of the record date is entitled to one vote. At the close of business on April 4, 2003, 26,032,835 shares of our Common Stock were outstanding.

         If a stockholder cannot be present in person at the Annual Meeting, the Board of Directors requests such stockholder to execute and return the enclosed Proxy as soon as possible. The person who signs the Proxy must be either: (i) the registered stockholder of such shares of Common Stock; or (ii) a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity on behalf of such registered stockholder. A stockholder can, of course, revoke a Proxy at any time before it is voted, if so desired, by filing with the Secretary of our company an instrument revoking the Proxy or by returning a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any such filing should be sent to Proterion Corporation, One Possumtown Road, Piscataway, New Jersey 08854; Attention: Secretary. Attendance at the Annual Meeting will not by itself constitute revocation of a Proxy.

         We are paying all costs of the solicitation of Proxies, including the expenses of printing and mailing to our stockholders this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the enclosed Proxy and our 2002 Annual Report. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission, in sending Proxies and proxy materials to the beneficial owners of our Common Stock. We expect to pay these brokerage houses and other custodians approximately $5,000.00 for their services. Our officers or employees may also solicit Proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees.

                          PURPOSE OF THE ANNUAL MEETING

         At the Annual Meeting, the stockholders will consider and vote upon:

                  (i) the election of six (6) directors to hold office until the next annual meeting and until their respective successors shall have been elected and qualified, or, until resignation, removal or death as provided in our Bylaws;

                  (ii) the approval of the Proterion Corporation 2003 Equity Incentive Plan;

                  (iii) the ratification of the appointment of Mahoney Cohen & Company, CPA, P.C. as our independent accountants; and

                  (iv) such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                             VOTE REQUIRED; PROXIES

         The presence in person or by proxy of a majority of our shares of our Common Stock outstanding and entitled to vote as of the record date is required for a quorum at the Annual Meeting. If a quorum is present, those nominated directors receiving a plurality of the votes cast will be elected. Accordingly, shares not voted in the election of directors (including shares covered by a Proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a Proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director. For all other matters submitted to stockholders at the Annual Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against such matters.

         Shares of Common Stock which are represented by properly executed Proxies, unless such Proxies shall have previously been properly revoked, will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted: (1) FOR the election of all of the nominees for director named in this Proxy Statement, except that in the event that any nominee at the time of election shall be unable to serve, for good cause is unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), and in consequence thereof another individual shall be nominated, the persons named in the accompanying form of Proxy shall have the discretion and authority to vote or to refrain from voting in accordance with their judgment on the substitute(s) for such nominee; (2) FOR the approval of the Proterion Corporation 2003 Equity Incentive Plan; (3) FOR the ratification of the appointment of Mahoney Cohen & Company, CPA, P.C. as our independent public accountants for the fiscal year ending December 31, 2003; and (4) in the discretion of the persons named in the Proxies as proxy appointees as to any other matter that may properly come before the Annual Meeting.

         Shares held by brokers and other stockholder nominees may be voted on certain matters, but not others. This can occur, for example, when the broker or nominee does not have the discretionary authority to vote shares of Common Stock and is instructed by the beneficial owner thereof to vote on a particular matter, but is not instructed on other matters. These are known as "non-voted" shares. Non-voted shares will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but with respect to the matters as to which they are "non-voted," they will have no effect upon the outcome of the vote thereon.

                     PROPOSAL No. 1 -- ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of six (6) members, all of whom have been nominated for election at the Annual Meeting. If elected, such directors will hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, or, until resignation, removal or death as provided in our Bylaws.

                                    Directors

         The following table sets forth certain information as of April 15, 2003, regarding the six nominees for director:

                  Name                        Age     Position
                  ----                        ---     --------

                  Robert M. Castello           62     Chairman of the Board and
                                                      Chief Executive Officer
                  Mark F. Callaghan            51     Director
                  David R. Smith               73     Director
                  Merrick G. Andlinger         44     Director
                  Robert K. Prud'homme         55     Director
                  Paul Woitach                 44     Director


         Robert M. Castello assumed the positions referred to above on March 6, 2000. Mr. Castello has been a Managing Director and/or Principal of Andlinger & Company, Inc. since 1995. Mr. Castello has been the Chairman of X.O. Tec Corporation, a medical products company, since 1997. Mr. Castello was President and CEO of CBI Holding Co., a pharmaceutical wholesaler from January 1, 1986 to May 7, 1995. Previously, Mr. Castello held Vice Presidential positions at McKesson Drug Co., Seatrain Lines, and W.R. Grace.

         Mark F. Callaghan has been a Director of our company and our Executive Vice President, Business Development since March 6, 2000. Mr. Callaghan has been a Managing Director and/or Principal of Andlinger & Company, Inc. since 1999. Mr. Callaghan was an independent consultant in mergers and acquisitions from 1995 to 1999. Mr. Callaghan is a member of the Board of Directors of CyberAlert, Inc., an internet monitoring and clipping service.

         David R. Smith has been a Director of our company since March 6, 2000. Since August 1995, Mr. Smith has been the Chairman of M-Tec, a manufacturer of specialized materials used in extreme temperature and harsh environments servicing the automotive and aerospace industries, as well as paper, chemical, refining and electrical power plant exhaust systems. Mr. Smith was a Principal of Andlinger & Company, Inc. from June 1, 1984 until October 1, 1998. From June 1, 1994 until October 1, 1998, Mr. Smith was the President of Andlinger & Company, Inc. Mr. Smith formerly served on the Board of Directors of United Stationers, Inc.

         Merrick G. Andlinger has been a Director of our company since March 6, 2000. Mr. Andlinger has been a Managing Director and/or Principal of Andlinger & Company, Inc. since 1999 and its President since 2001. Mr. Andlinger was the President and CEO of Pure Energy Corporation, a motor fuel and chemical development company from 1996 until 1999. From 1994 until 1996, Mr. Andlinger was a Managing Director in the Global Energy and Power Group in the Corporate Finance department of Smith Barney Inc. and the Group's co-head from 1995 until 1996. Mr. Andlinger is a member of the Board of Directors of CyberAlert, Inc. and formerly was a member of the Board of Directors of Pure Energy Corporation.

         Robert K. Prud'homme has been a Director of our company since 1981. Dr. Prud'homme has been a professor of Chemical Engineering at Princeton University since 1978. Dr. Prud'homme is a consultant to Dow Chemical Company, Block Drug, Helene Curtis and Rhodia Incorporated.

         Paul Woitach has been a Director of our company since February 4, 2002. Mr. Woitach has been Head of Pharma Service Ventures of the Pharmaceutical Services Division of Solutia, Inc. since 2001. Mr. Woitach was an independent consultant to the laboratory, pharmaceutical and medical device industries from 2000 to 2001. Mr. Woitach was President of IGI, Inc., a diversified manufacturer of animal pharmaceuticals and vaccines, human skin care and microencapsulation products from 1998 to 2000, becoming Chief Executive Officer in 2000. Mr. Woitach was General Manager, Laboratory Division of Mettler Toledo North America, a producer of weighing and measurement system, from 1997 to 1998 and Vice President, Marketing and Sales, Balances and Instruments Division of Mettler Toledo from 1996 to 1997.

Compensation of Directors

         Non-employee directors who are not affiliated with Andlinger Capital XXVI LLC, a stockholder of ours, are paid an annual retainer fee of $3,000, plus $1,000 per board meeting attended in person and reimbursement of their travel expenses. No fees are paid for committee meetings or special telephonic meetings.

         On September 25, 1997, the Board of Directors approved an amendment to our 1996 Stock Option Plan to include members of the Board of Directors who are not officers of our company and who are not officers or directors of an affiliate of our company, which was approved by our stockholders on November 5, 1998. On February 15, 2002, Mr. Woitach received a grant of an option to purchase 15,000 shares of our Common Stock, pursuant to the 1996 Plan, at an exercise price of $1.50 per share.

         Directors who are also officers or employees of our company do not receive any additional compensation for services as a director.

         We have entered into indemnification agreements with each of our directors providing for indemnification by us for liabilities and expenses in connection with pending or threatened legal proceedings by reason of service to or on behalf of our company. The indemnification agreements provide, among other things, the procedures and remedies applicable to each director's indemnification rights.

Board of Directors and Committee Meetings

         The Board of Directors has a Compensation Committee which reviews the compensation of our executive officers and is responsible for administering our stock option plans. On May 16, 2002, the Board of Directors appointed Dr. Prud'homme and Messrs. M. Andlinger and Callaghan to the Compensation Committee.

         The Board of Directors also has an Audit Committee which reviews the scope and procedures of the audit activities of the independent auditors and their reports on their audits. It also reviews reports from our company's financial management and independent auditors on compliance with corporation policies and the adequacy of our internal accounting controls. On May 16, 2002, the Board of Directors appointed Dr. Prud'homme and Messrs. Woitach and Smith to the Audit Committee. Each of Dr. Prud'homme and Messrs. Smith and Woitach are "independent" as defined in the listing standards of the American Stock Exchange. The Board of Directors adopted an Amended and Restated Audit Committee Charter for the Audit Committee on April 15, 2003, a copy of which is attached to this Proxy Statement as Annex A.

         In 2002, the Compensation Committee met two times, the Audit Committee met two times and the entire Board of Directors of the Company met 16 times. During 2002, no member of the Board of Directors attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Board of Directors held during the period for which he has been a director; and (2) the total number of meetings held by all committees on which he served (during the period he served), except for Dr. Prud'homme.

         The Board of Directors recommends that stockholders vote "FOR" each of the nominees listed above.

                               Executive Officers

         The following table sets forth certain information as of April 15, 2003 regarding our executive officers:

                  Name                        Age     Position
                  ----                        ---     --------

                  Robert M. Castello           62     Chairman of the Board and
                                                      Chief Executive Officer

                  Mark F. Callaghan            51     Executive Vice President,
                                                      Business Development

                  Paul S. Mangano              45     President and Chief
                                                      Operating Officer

                  Joseph Musanti               45     Vice President of Finance
                                                      & Materials, Chief
                                                      Financial Officer,
                                                      Treasurer and Assistant
                                                      Secretary

                  Nicholas Minutolo            60     Vice President, Global
                                                      Marketing, Sales & Service

                  Scott Pufahl                 38     Vice President of
                                                      Engineering & Operations

                  Matthew Bilt                 60     Vice President of Human
                                                      Resources, Administration
                                                      and Investor Relations

         For a description of the business experience of Messrs. Castello and Callaghan, see "Directors."

         Paul S. Mangano has been our President and Chief Operating Officer since August 27, 2001. Mr. Mangano was President of L-3 Communications from June 1999 to December 2000. Prior thereto, Mr. Mangano held the following positions with AlliedSignal Inc.: General Manager, Data and Diagnostic Solutions, 1997 to 1999; Vice President, Business Development from 1996 to 1997; and Director, Business Development from 1994 to 1996.

         Joseph Musanti has been our Vice President of Finance & Materials and Chief Financial Officer since June 1, 1997 and our Treasurer and Assistant Secretary since July 17, 1997. Prior thereto, Mr. Musanti was the Director of Operations from November 1994 to June 1, 1997; UK Financial Manager from April 1994 to November 1994; and Manager, Materials, Cost, and Inventory from October 1992 to April 1994. Pursuant to an agreement with the Company, it is expected that Mr. Musanti will be leaving the employ of the Company on or before July 15, 2003.

         Nicholas Minutolo has been our Vice President of Global Marketing, Sales & Service since February 28, 2002. Prior to joining our Company, Mr. Minutolo was a principal consultant for New Concepts Nutraceuticals, based in Ft. Lee, NJ from January 2000 to February 2002. Prior to New Concepts, he served as Executive Vice President of IPC, Independent Pharmacies of America, from July 1998 to January 2000 where he was responsible for developing new profit centers for pharmacies. Prior thereto, Mr. Minutolo a was national salesman for Hudson Vitamin for three years. Mr. Minutolo brings over 30 years of sales management experience to his position, holding additional senior level positions with Common Brothers, M/A-COM Information Systems, Trendata and Encyclopedia Britannica.

         Scott Pufahl has been our Vice President of Engineering & Operations since May 6, 2002. Prior to joining the Company, Mr. Pufahl was an independent consultant between July 2001 and May 6, 2002 providing services to companies in the sheet metal fabrication and capital equipment industries. Prior thereto, he was Vice President, Global Manufacturing Operations at Heller Industries, a manufacturer of capital equipment for the electronics and semiconductor industries, from January 1998 to July 2001. Prior thereto, Mr. Pufahl was the Engineering Group Manager for Lamb Technicon from March 1994 to July 1998 where he led a 22 person engineering team, as well as a 200 person manufacturing team in the design, development and manufacture of capital equipment for the automotive industry. Mr. Pufahl holds a B.S. in Electrical Engineering from Purdue University and a Masters of Science in Operations and International Management from Walsh College.

         Matthew Bilt has been our Vice President of Human Resources and Administration since July 17, 1997 and became Vice President of Investor Relations during 2000. Prior thereto, Mr. Bilt was our Vice President of Human Resources from November 10, 1994 until July 17, 1997; our Vice President of Human Resources and Administration from May 3, 1994 until November 10, 1994; and our Director of Human Resources from June 2, 1986 until May 3, 1994. Pursuant to an agreement with the Company, it is expected that Mr. Bilt will be leaving the employ of the Company on April 15, 2003.

         Our officers serve at the discretion of the Board of Directors.

                       Compensation of Executive Officers

         The following table sets forth a summary of the compensation paid in the years ended December 31, 2002, 2001 and 2000, to our Chief Executive Officer, and to our four most highly compensated executive officers who received over $100,000 in compensation from us during 2002.

                                            Summary Compensation Table

                                                                                     Long Term
                                                                                    Compensation
                                                    Annual Compensation                Awards
                                                    -------------------                ------

                                                                                     Securities
Name and                                                             Other Annual    Underlying       All Other
Principal Position           Year        Salary          Bonus      Compensation(1)    Options      Compensation(2)
------------------           ----        ------          -----      ------------       -------      ------------

Robert M. Castello(3)        2002       $      1       $     --       $     --             --         $     --
Chairman of the Board        2001              1             --             --             --               --
and Chief Executive          2000              1             --             --             --               --
Officer


Paul S. Mangano(4)           2002       $199,635       $     --       $ 12,500             --         $  1,840
President and Chief          2001         56,000             --          4,167             --            1,170
Operating Officer


Ronald F. Garritano(5)       2002       $143,967       $     --       $ 12,500             --         $  3,134
Vice President of            2001        133,731          3,500         12,500             --            3,009
Technology and               2000        150,000             --         12,500          3,500            2,953
Engineering


Matthew Bilt(6)              2002       $113,257       $     --       $ 12,500             --         $  1,894
Vice President of            2001        102,527          8,000         12,500             --            2,307
Human Resources and          2000        115,000             --         12,500         10,600            2,588
Administration

Joseph Musanti(7)            2002       $117,429       $     --       $ 12,500             --         $  2,480
Vice President of            2001        106,985          3,500         12,500             --            2,407
Finance, Chief               2000        120,000             --         12,500          6,000            2,700
Financial Officer,
Treasurer and
Assistant Secretary

------------------------------
(1)      Represents automobile allowances.
(2)      Includes contributions under our Savings and Investment Retirement
         Plan.
(3) Mr. Castello became our Chairman of the Board and Chief Executive Officer on March 6, 2000.
(4)      Mr. Mangano became President and Chief Operating Officer on August 27,
         2001.
(5)      Mr. Garritano left the employ of the Company on January 15, 2003.
(6) Pursuant to an agreement with the Company, it is expected that Mr. Bilt will be leaving the employ of the Company on April 15, 2003.
(7) Pursuant to an agreement with the Company, it is expected that Mr. Musanti will be leaving the employ of the Company on or before July 15, 2003.

Option Grants

         The number of shares of Common Stock available for purchase under our 1996 Stock Option Plan, as amended, is 500,000. Options for an aggregate of 289,300 shares granted under the 1996 Stock Option Plan remain outstanding. During 2002, 15,000 options were granted to an independent director under the 1996 Stock Option Plan, and 2,000 were cancelled. A total of 11,250 options granted under the 1996 Stock Option Plan were exercised during 2002.

         The number of shares of Common Stock available for purchase under our 2000 Stock Option Plan, is 1,000,000. Options for an aggregate of 445,150 shares granted under the 2000 Stock Option Plan remain outstanding. During 2002, 62,850 options were granted to employees under the 2000 Stock Option Plan, and 57,500 were cancelled. No options were exercised under the 2000 Stock Option Plan during 2002.

         The Company did not grant any options to "named executive officers" in 2002.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         The following table presents at December 31, 2002, the number of securities underlying unexercised options and the value of unexercised in-the-money options held by the officers named in the summary compensation table set forth above. During the fiscal year ended December 31, 2002, no options were exercised by such officers.

                                    Aggregated Option Exercises in Last Fiscal
                                    ------------------------------------------
                                      Year and Fiscal Year-End Option Values
                                      --------------------------------------


                              Shares                         Number of Securities          Value of Unexercised,
       Name                  Acquired         Value              Underlying                In-The-Money Options
                           on Exercise      Realized         Unexercised Options            At Fiscal Year End
                                                             At Fiscal Year End
                                                         Exercisable   Unexercisable    Exercisable   Unexercisable
                                                         -----------   -------------    -----------   -------------

Paul S. Mangano                 --             --           40,000        120,000         $     0        $     0
Ronald F. Garritano             --             --           69,750          1,750          10,500              0
Matthew Bilt                    --             --           29,700          5,300           3,150              0
Joseph Musanti                  --             --           49,500          3,000           8,400              0


Employment and Severance Agreements

         The Company amended and restated written employment agreements with Mr. Bilt in December 1998, with Mr. Garritano in March 1998, and with Mr. Musanti in October 1999, but allowed all of them to expire in 2002. The Company, however, entered into severance agreements with both Mr. Bilt and Mr. Musanti during 2002. Under Mr. Bilt's severance agreements, Mr. Bilt, who is expected to leave the employ of the Company as of April 15, 2003, will receive $119,600 to be paid over the course of one year and will receive one year of health benefits. Similarly, Mr. Musanti, who is expected to leave the employ of the Company on or before July 15, 2003, will receive $123,600 under his severance agreement, which amount will be paid over the course of one year, and one year of health benefits. Mr. Garritano left the employ of the Company in January 2003 and did not receive any compensation from the Company relating to his departure.

         The Company entered into a written employment agreement with Mr. Mangano in August 2001. Mr. Mangano's employment agreement has an initial term of two years and will expire on August 27, 2003. This agreement provides Mr. Mangano with a base annual salary of $208,000, subject to discretionary increase by the Board of Directors. Under this agreement, Mr. Mangano also received an option to purchase 160,000 shares of Common Stock in 2001, which option is subject to a four year vesting schedule. Mr. Mangano was also entitled to a bonus if certain 2001 and 2002 bonus targets were met. These bonus targets, however, were not attained and Mr. Mangano did not receive a bonus for 2001 or

2002. The agreement also provides that if the Company terminates Mr. Mangano without cause prior to the end of the initial term, Mr. Mangano is entitled to receive severance payments equivalent to eight months salary and continuation of his medical benefits for eight months. In connection with an overall reduction in salary for executives, the Company reduced Mr. Mangano's pay for one three month period in 2002.

         In addition to the arrangements contained in his employment agreement, the Compensation Committee of the Board of Directors approved the payment to Mr. Mangano of 12 months severance pay in the event that the Company experiences a change in control and Mr. Mangano is not a continuing employee of the surviving entity.

Compensation Committee Report on Executive Compensation

         On May 16, 2002, the Board of Directors appointed Dr. Prud'homme and Messrs. M. Andlinger and Callaghan members of the Compensation Committee. The following is the report of the Compensation Committee for the fiscal year ended December 31, 2002.

         Decisions on compensation of the Company's executives generally are made by the three member Compensation Committee. Each member of the Compensation Committee is a non-employee director or a non-paid officer.

         Executive Compensation Policies. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate compensation with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Target levels of the executive officer's overall compensation are intended to be consistent with others in the Company's industry.

         All the executive officers named in the summary compensation table set forth above, other than Messrs. Callaghan and Castello, were employed pursuant to written employment agreements which establish their base annual salary. The employment agreements of Messrs. Bilt, Garritano and Musanti, however, were allowed to expire in 2002. This is because Mr. Garritano left the employ of the Company in January 2003 and Messrs. Bilt and Musanti are expected to leave the employ of the Company in the near future. The Company, however, entered into severance agreements with Messrs. Bilt and Musanti, which will entitle them to receive $119,600 and $123,600, respectively, and under which they receive one year of health benefits in recognition of their past service to the Company and the services they are currently providing to the Company during a transitional period.

         The Compensation Committee endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholder's interests in the enhancement of stockholder value. Thus, the Compensation Committee has utilized these elements in compensation packages for its executive officers by providing stock options as an incentive.

         The executive officers of the Company, with certain exceptions, may be granted options to purchase Common Stock and are eligible to participate on the same terms as non-executive employees in the Company's Savings and Investment Retirement Plan, a broad-based plan which accords benefits based on pre-established formulas and eligibility criteria, as well as Company group life and health insurance plans. All decisions with respect to option grants are made by the Compensation Committee. Currently, Messrs. Callahan and Castello are not eligible to participate in these compensation plans and receive these benefits, but they will be eligible to receive options under the Company's proposed 2003 Equity Incentive Plan, if approved by the stockholders at the Company's 2003 Annual Meeting of Stockholders.

         CEO Compensation. As Chief Executive Officer of the Company during 2002, Mr. Robert M. Castello received a total of $1.00 in compensation from the Company.

         Other Executive Officer Compensation. As Executive Vice President, Business Development, Mr. Callaghan received no compensation from the Company during 2002.

April 15, 2003                         Respectfully submitted,

                                       Compensation Committee
                                       Mark F. Callaghan
                                       Robert K. Prud'homme, Ph.D.
                                       Merrick G. Andlinger


           Compensation Committee Interlocks and Insider Participation


         During 2002, the Company's Compensation Committee was comprised of Dr. Prud'homme and Messrs. M. Andlinger and Callaghan. Throughout 2002, Mr. Callaghan also served as the Company's Executive Vice President, Business Development.

                                Performance Graph

         The following graph and table compare the annual change in the cumulative total return, assuming reinvestment of dividends, on our Common Stock, which has been traded on the American Stock Exchange under the symbol "PRC" since January 23, 2003. From September 5, 2001 until January 22, 2003, our Common Stock was traded on the American Stock Exchange under the symbol "RHM". From April 14, 1998 until September 5, 2001, our Common Stock was traded on the OTC Bulletin Board under the symbol "RHEM". Presented below is a stock performance graph which shows a comparison of the performance of the Company's Common Stock over the five-year period from December 31, 1997 through December 31, 2002 versus the AMEX Market Index and an index comprised of public companies whose securities have been trading publicly since January 1, 1997 and which report under the standard industrial classification code 3826 - Analytical Instruments (36 companies, excluding us) (the "SIC Code Index"), which we consider to be our peer industry group. The graph assumes an investment of $100 on December 31, 1997, in each of our Common Stock, the stocks comprising the AMEX Market Index and the stocks comprising the SIC Code Index.

                             [GRAPHIC CHART OMITTED]



                              Assumes $100 Invested on December 31, 1997
                                      Assumes Dividend Reinvested
                                  Fiscal Year Ended December 31, 2002

------------------------------------------------------------------------------------------------------
Comparison of Cumulative Total    December    December    December    December    December    December
Return Among the Company,         31, 1997    31, 1998    31, 1999    31, 2000    31, 2001    31, 2002
AMEX  Market Index and the SIC
Code Index
COMPANY/INDEX/MARKET

------------------------------------------------------------------------------------------------------
Proterion Corporation             $ 100.00    $  30.01    $  53.34    $ 386.71    $ 181.36    $  64.01

------------------------------------------------------------------------------------------------------
SIC Code Index                      100.00      135.58      203.17      319.71      187.77       96.01

------------------------------------------------------------------------------------------------------
AMEX Market Index                   100.00       98.64      122.98      121.47      115.87      111.25

------------------------------------------------------------------------------------------------------

Source: Media General Financial Services

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 4, 2003 by: (i) each person who, to our knowledge, beneficially owns more than 5% of our outstanding Common Stock; (ii) the directors and certain officers of our company; and (iii) all of our directors and officers as a group. The percentages of shares of Common Stock held or beneficially owned by any stockholder or group of stockholders are based upon the total number of shares of Common Stock outstanding as of April 4, 2003. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

                                                            Common Stock of the Company
                                                            ---------------------------
                                                         Beneficially Owned as of April 4,
                                                         ---------------------------------
                                                                       2003
                                                                       ----

                                                                             Percent of
                                                                             ----------
  Name                                                        Number            Class
  ----                                                        ------            -----
  Andlinger Capital XXVI LLC (1)                            13,606,000          48.1%

  State Farm Mutual Automobile Insurance Company (2)         7,222,933          27.8

  Gerhard R. Andlinger (3)                                  13,751,500          49.1

  Stephen A. Magida (4)                                     13,751,500          49.1

  Robert M. Castello (5)(6)                                 13,606,000          48.1

  Mark F. Callaghan (5)(6)                                  13,606,000          48.1

  David R. Smith (5)(7)                                         16,000            *

  Merrick G. Andlinger (5)(6)                               13,606,000          48.1

  Robert K. Prud'homme (5)(8)                                   40,000            *

  Paul S. Mangano (5)(9)                                        40,000            *

  Paul Woitach (5)(10)                                           5,000            *

  Joseph Musanti (5)(11)                                        49,500            *

  Ronald F. Garritano (5)(12)                                   69,750            *

  Matthew Bilt (5)(13)                                          32,200            *

  All executive officers and directors                      13,858,450          49.0
  as a group (12 persons) (5)(14)
------------------------
* Less than 1%.


(1) The address for Andlinger Capital XXVI LLC is 105 Harbor Drive, Suite 125, Stamford, Connecticut 06902. Includes 2,000,000 shares of Common Stock that Andlinger Capital XXVI LLC has the right to acquire upon the exercise of warrants.
(2) The address for State Farm Mutual Automobile Insurance Company is One State Farm Plaza, Bloomington, Illinois 61701.
(3) The address for Mr. G. Andlinger is c/o Andlinger & Company, Inc., 4445 North A1A, Suite #235, Vero Beach, Florida 32963. As reported in
         Schedule 13D and Form 4 filings made with the Securities and Exchange Commission, by virtue of Mr. G. Andlinger's relationship with Mr. Magida and as a controlling person of Andlinger & Company, Inc., Mr. G. Andlinger may be deemed to have shared power to dispose of or direct the disposition of and shared power to vote or direct the vote of an aggregate of 13,751,500 shares of Common Stock (of which 2,000,000 shares are attributable to warrants held by Andlinger Capital XXVI
         LLC), representing 49.1% of the issued and outstanding shares of Common Stock of the Company (including as outstanding for purposes of determining such percentage, shares of Common Stock issuable upon exercise of such warrants held by Andlinger Capital XXVI LLC). Of such 13,751,500 shares of Common Stock, 13,606,000 shares are beneficially owned directly by Andlinger Capital XXVI LLC and 145,500 are beneficially owned directly by the Gerhard R. Andlinger Intangible Asset Management Trust. Mr. G. Andlinger is the sole beneficiary of such trust.
(4) The address for Mr. Magida is c/o 105 Harbor Drive, Suite 125, Stamford, Connecticut 06902. As reported in Schedule 13D and Form 4 filings made with the Securities and Exchange Commission, Mr. Magida, as Manager and as a Member of Andlinger Capital XXVI LLC and as trustee under the Gerhard R. Andlinger Intangible Asset Management Trust, has shared power to vote or direct the vote of, and shared power to dispose of or direct the disposition of, an aggregate of 13,751,500 shares of Common Stock (of which 2,000,000 shares are attributable to warrants held by Andlinger Capital XXVI LLC), representing 49.1% of the issued and outstanding shares of Common Stock of the Company (including as outstanding for purposes of determining such percentage shares of Common Stock issuable upon exercise of such warrants held by Andlinger Capital XXVI LLC).
(5) The address for each of our directors and officers is c/o Proterion Corporation, One Possumtown Road, Piscataway, New Jersey 08854.
(6) As reported in a Schedule 13D/A filed with the Securities and Exchange Commission on November 22, 2000, Messrs. Castello, Callaghan and M. Andlinger, by virtue of their relationships with the other reporting persons on such Schedule 13D/A and as Members of Andlinger Capital XXVI LLC, may be deemed to have shared power to vote or direct the vote of, and shared power to dispose of or direct the disposition of, an aggregate of 13,606,000 shares of Common Stock (of which 2,000,000 shares are attributable to warrants held by Andlinger Capital XXVI
         LLC), representing 48.1% of the issued and outstanding shares of Common Stock of the Company (including as outstanding for purposes of determining such percentage shares of Common Stock issuable upon exercise of such warrants held by Andlinger Capital XXVI LLC). Messrs. Castello, Callaghan and M. Andlinger disclaim beneficial ownership of such shares.
(7) Includes 15,000 shares that may be acquired upon the exercise of options within 60 days of April 4, 2003.
(8) Includes 15,000 shares that may be acquired upon the exercise of options within 60 days of April 4, 2003.
(9) Represents 40,000 shares that may be acquired upon the exercise of options within 60 days of April 4, 2003.
(10) Represents 5,000 shares that may be acquired upon the exercise of options within 60 days of April 4, 2003.
(11) Represents 49,500 shares that that may be acquired upon the exercise of options within 60 days of April 4, 2003.
(12) Represents 69,750 shares that may be acquired upon the exercise of options within 60 days of April 4, 2003.
(13) Includes 29,700 shares that may be acquired upon the exercise of options within 60 days of April 4, 2003.
(14) Includes 15,000 shares that may be acquired upon the exercise of options by Mr. Smith and 15,000 shares that may be acquired upon the exercise of options by Dr. Prud'homme. Also includes 2,000,000 shares that may be acquired by Andlinger Capital XXVI LLC upon the exercise of warrants; 40,000 shares that may be acquired upon the exercise of options by Mr. Mangano; 5,000 shares that may be acquired upon the exercise of options by Mr. Woitach; 49,500 shares that may be acquired upon the exercise of options by Mr. Musanti; 69,750 shares that may be acquired upon the exercise of options by Mr. Garritano; and 29,700 shares that may be acquired upon the exercise of options by Mr. Bilt.

                 Certain Relationships and Related Transactions

         Andlinger Capital XXVI LLC and our company are parties to a securities purchase agreement, dated as of March 6, 2000, pursuant to which Andlinger Capital XXVI LLC acquired a majority equity interest in our company. The securities purchase agreement contains an agreement that, subject to certain exceptions, for so long as Andlinger Capital XXVI LLC and its affiliates continue to own in the aggregate not less than 50% of their initial threshold amount (as defined below), our company and our Board of Directors will support the nomination of and shall take certain actions such that the slate of nominees recommended by the Board of Directors to stockholders for election as directors at each annual meeting of stockholders includes at least the number of designees of Andlinger Capital XXVI LLC equal to the number of directors that would constitute a majority of directors following such election, and that Andlinger Capital XXVI LLC shall be entitled to have at least one of its designees appointed to each committee of the Board of Directors. As defined in the securities purchase agreement, "initial threshold amount" means the aggregate of: (i) the number of shares of Common Stock purchased by Andlinger Capital XXVI LLC under the securities purchase agreement (10,606,000 shares); and (ii) the number of shares of Common Stock issuable under certain warrants then purchased by Andlinger Capital XXVI LLC (initially 2,000,000 shares of which 1,000,000 are still subject to the warrants). The designees of Andlinger Capital XXVI LLC for nomination for election to serve on the Board of Directors at the 2003 Annual Meeting are Messrs. Castello, Callaghan and M. Andlinger. Andlinger Capital XXVI LLC has waived its right to designate a fourth nominee for election at the 2003 Annual Meeting.

         Based on information received from Andlinger Capital XXVI LLC, the members of Andlinger Capital XXVI LLC include Messrs. Castello, Callaghan, Magida and M. Andlinger. Mr. Magida is an attorney, Managing Director and Secretary of Andlinger & Company, Inc., a Delaware corporation ("Andlinger & Company"), the Manager and a Member of Andlinger Capital XXVI LLC and the Trustee of a trust (the "Trust") which may be deemed a controlling person of Andlinger Capital XXVI LLC. Gerhard R. Andlinger, a private investor and the sole stockholder and a controlling person of Andlinger & Company, is the sole beneficiary under the Trust. Messrs. Castello, Callaghan and M. Andlinger are Managing Directors of Andlinger & Company, employees of one or more affiliates of Andlinger & Company and are Members of Andlinger Capital XXVI LLC. Andlinger & Company is in the business of identifying and assisting in the implementation of potential acquisitions, investments and other transactions on behalf of its Managing Directors. Andlinger Capital XXVI LLC and certain of its Managing Directors provide services to us without receiving compensation for such services. Since January 1, 2002, we paid Mr. Magida $144,000 for the performance of various legal services rendered during 2001, 2002 and 2003.

         In connection with Andlinger Capital's equity investment in our company in March 2000, we entered into a registration rights agreement, dated as of March 6, 2000, with Andlinger Capital XXVI LLC and Axess Corporation (then the holder of a majority interest in our Common Stock). Pursuant to the registration rights agreement, each of Andlinger Capital XXVI LLC (commencing March 6, 2001) and Axess Corporation (commencing March 6, 2003) may require us on not more than two occasions (each), and subject to certain conditions and limitations, to file a registration statement under the Securities Act with respect to certain shares of Common Stock owned by them. Further, if we propose to register any of our securities under the Securities Act, either for our own account or the account of other shareholders (other than pursuant to a registration statement on Forms S-8 or S-4 or any other registration statements relating to an exchange offer or an offering of securities solely to our employees or security holders), each of Andlinger Capital XXVI LLC and its permitted transferees and Axess Corporation and its permitted transferees are entitled to notice of such registration and, subject to certain conditions and limitations, is entitled to include shares of Common Stock owned by them therein. On July 2, 2001, Axess Corporation transferred: (i) 6,422,933 shares of our Common Stock along with the remaining 800 shares of Series A Preferred Stock then owned by Axess Corporation to State Farm Mutual Automobile Insurance Company; (ii) 535,330 shares of our Common Stock to Robert E. Davis; and (iii) 214,132 shares of our Common Stock to the Revocable Trust of R. Michael Hendricks. Subsequent to such transfer, State Farm Mutual Automobile Insurance Company exercised its right to convert such 800 shares of Series A Preferred Stock into 800,000 shares of Common Stock. Axess Corporation has represented to us that each of State Farm Mutual Automobile Insurance Company, Robert E. Davis and the Revocable Trust of R. Michael Hendricks were permitted transferees as defined in the registration rights agreement. As of September 28, 2001, the registration rights agreement was amended and restated to, among other things, limit the number of shares subject to registration under the registration statement we filed in November 2001 by State Farm Mutual Automobile Insurance Company, Robert E. Davis and the Revocable Trust of R. Michael Hendricks to: 400,000 shares for State Farm Mutual Automobile Insurance Company; 115,000 shares for Robert E. Davis; and 43,000 shares for the Revocable Trust of R. Michael Hendricks, and to provide an additional registration right to Axess Corporation for 65,762 shares of Common Stock issued to Axess Corporation in connection with the cancellation of certain indebtedness of our company, and to require our company to use its best efforts to file an additional registration statement under the Securities Act on or before March 31, 2002 with respect to an additional 400,000 shares of Common Stock owned by State Farm Mutual Automobile Insurance Company and the remaining 420,330 shares transferred to Robert E. Davis and 171,132 shares transferred to the Revocable Trust of R. Michael Hendricks. We have not yet filed the additional registration statement and the Company has not receive any request from State Farm Mutual Automobile Insurance Company, Robert E. Davis or the Revocable Trust of R. Michael Hendricks to do so. We are responsible for any and all expenses in connection with the preparation and filing of any such registration statements.

         In addition, on August 8, 2002, we entered into a second securities purchase agreement with Andlinger Capital XXVI LLC. Pursuant to this securities purchase agreement, Andlinger Capital XXVI LLC purchased $1,500,000 of our newly created Series B Preferred Stock, with the right, subject to future Board determination of the need for such capital, to invest up to an additional $500,000 on the same terms. The new Series B Preferred Stock does not carry a current dividend and was subject to redemption at our option at any time or, at Andlinger Capital XXVI's option, upon a change in control of our company or the occurrence of certain other major corporate events, including a sale of substantially all of our assets. The redemption price is 101% of the original issuance amount plus an additional 1% for each calendar month completed following the date of original issuance.

         On October 18, 2002, following the execution of an agreement between us and Waters Corporation whereby we agreed to sell our rheology instruments and services business, management reviewed with our Board of Directors our cash position and projections for the remainder of the year 2002. Consequently, the Board of Directors determined that there was a need for the remaining $500,000 available by the sale of Series B Preferred Stock to Andlinger Capital XXVI LLC and we sold additional shares of Series B Preferred Stock to Andlinger Capital XXVI LLC on November 1, 2002. In connection with this latter purchase, Andlinger Capital XXVI LLC agreed to: (i) defer its right to have all of the outstanding Series B Preferred Stock redeemed in full by us upon the closing of the sale of our rheology instruments and services business; and (2) subordinate such deferred redemption payments to amounts payable by us to our landlord under our Piscataway, New Jersey facility lease and to Axess Corporation. In consideration for these actions, we issued to Andlinger Capital XXVI LLC a new warrant, with an expiration date of March 6, 2007, to purchase up to 1,000,000 shares of our Common Stock at an exercise price equal to $1.00 per share (the average of the closing prices of our Common Stock over the ten trading days immediately preceding October 30, 2002) and having substantially the same other terms and conditions as the existing warrants to purchase shares of our Common Stock held by Andlinger Capital XXVI LLC.

         Furthermore, we agreed to pay ANC Management Corp., an affiliate of Andlinger Capital XXVI LLC, an investment banking fee of $350,000 for the work that it performed for us relative to the sale of our rheology instruments and services business. Specifically, ANC Management Corp.: (i) developed interest from potential buyers, introduced potential buyers to us and facilitated meetings and presentations; (ii) advised us on strategic issues relating to the sale of our rheology instruments and services business; and (iii) assisted us in developing negotiating strategies and participated in negotiations. We paid ANC Management Corp. $117,000 of this fee at the closing of the transaction (which occurred on January 15, 2003) and we are obligated to deliver two additional installments of $117,000 to ANC Management Corp. upon the six-month anniversary of the closing and the twelve-month anniversary of the closing, respectively.

         We have also agreed to pay ANC Management Corp. an additional $100,000 in three equal installments. We paid one installment at the closing of the sale of our rheology instruments and services business and are obligated to make the remaining two payments at the six-month anniversary of the closing and at the twelve-month anniversary of the closing. We agreed to pay these amounts because since March 2000, when Andlinger Capital XXVI LLC acquired its interest in our company, ANC Management Corp. has provided a variety of services to our company, for which ANC Management Corp. has received nominal or no consideration. These services include: (i) providing the services of a Chairman and Chief Executive Officer, for which our company pays $1.00 annually; (ii) providing the services of an Executive Vice President of Business Development (who is also a director);
(iii) providing substantial support in identifying, negotiating and closing the acquisition of our Protein Solutions business; (iv) providing substantial support in identifying, negotiating and closing the acquisition of our Aviv business; and (v) rendering general management advice to our company. In addition, our directors who are affiliated with Andlinger Capital XXVI LLC or ANC Management Corp. do not receive any compensation from us for services as a director or for attending meetings of the Board of Directors. Furthermore, in 2002, ANC Management Corp. for no compensation: (x) interviewed potential underwriters to assist us in our efforts to raise new equity capital; (y) solicited, reviewed and presented to us investment proposals from several private investment firms; and (z) guaranteed our payment of certain legal fees to our outside special counsel for work related to the sale of our rheology instruments and services business.

         At the closing of the sale of our rheology instruments and services business, we also paid Andlinger Capital XXVI LLC, $667,000 for the redemption of one-third of the shares of our Series B Preferred Stock held by it. Pursuant to our agreement with Andlinger Capital XXVI LLC, we have agreed to redeem its remaining shares of our Series B Preferred Stock in two equal installments upon the six-month anniversary of the closing and the twelve-month anniversary of the closing, respectively. Should we, however, request Andlinger Capital XXVI LLC, and Andlinger Capital XXVI LLC agrees, to defer the redemption of its shares of Series B Preferred Stock for an additional year from one or more of the new redemption dates, for each such deferment we have agreed to issue to Andlinger Capital XXVI LLC a new warrant to purchase up to 333,333 shares of our Common Stock. The exercise price of each warrant relative to each share of Common Stock shall be the average of the closing prices of our Common Stock over the ten trading days immediately preceding the new redemption date from which such redemption is being deferred. In addition, the expiration date of each such warrant will be March 6, 2007 and we will issue such warrants on substantially the same other terms and conditions as the existing warrants to purchase shares of our Common Stock held by Andlinger Capital XXVI LLC.



             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who own more than ten percent of our Common Stock to file with the Securities and Exchange Commission various reports as to ownership of our Common Stock. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on its review of the copies of such reports furnished to the Company, the aforesaid
Section 16(a) filing requirements were met on a timely basis during 2002.

                        PROPOSAL NO. 2 -- APPROVAL OF THE
                PROTERION CORPORATION 2003 EQUITY INCENTIVE PLAN
                           (Item 2 on the Proxy Card)

         The Board of Directors adopted the Proterion Corporation 2003 Equity Incentive Plan (the "2003 Plan") on April 15, 2003. The purpose and terms of the 2003 Plan, which is reprinted in full in Annex A hereto, are described generally below, but that description is qualified in its entirety by reference to such Annex A hereto.

Description of The Plan

         The purpose of the 2003 Plan is to provide an equity interest in the Company to the Company's directors, officers, employees, advisors and consultants so as to align their interests with those of stockholders.

         Under the 2003 Plan, the Company may grant options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended ("incentive stock options"), other options which are not intended to so qualify ("nonqualified stock options") and awards of Common Stock without payment therefore ("award shares"). Incentive stock options may only be granted to persons who are employees of the Company at the time of grant, which may include officers and directors who are also employees. Nonqualified stock options and award shares may be granted to persons who are officers, directors or employees of or consultants or advisors to the Company at the time of grant. Currently, there are approximately 50 persons who are officers, directors or employees of or consultants or advisors to the Company who may be determined to be eligible for grants of options or award shares under the 2003 Plan.

         The 2003 Plan will be administered by the Board or Directors or a committee of the Board of Directors (the "Administrator"). Subject to the terms of the 2003 Plan, the Administrator determines the persons to whom options or awards are granted, the number of shares covered by an option or award, the term of any option, and the time during which any option is exercisable or any restrictions on any award shares continue.

         Notwithstanding the general discretion of the Administrator to make option determinations, each director of the Company who is not an employee or affiliated with any holder of more than 5% of the outstanding voting stock of the Company shall receive a nonqualified stock option to purchase 40,000 shares of Common Stock at the Company's Annual Meeting of Stockholders each year, but only if the director is elected to the Board of Directors at the Annual Meeting in question (an "Automatic Board Option"). Each Automatic Board Option will vest in 12 equal monthly installments beginning on the date which is 30 days after the date of the Company's Annual Meeting of Stockholders and each installment thereafter shall vest 30 days after the previous vesting date. All Automatic Board Options shall have an exercise price equal to the fair market value of the Common Stock on the date of grant and shall be exercisable: (i) as to any portion of the option which has vested prior to six months after the date of grant of the option, on the date which is six months after the date of grant; and (ii) as to any portion of the option which vests after six months after the date of grant, immediately upon vesting. The Administrator may determine the other provisions of the nonqualified stock options such as acceleration of exercise upon a change in control, termination of such options, and the effect on such options upon the death, retirement or other termination of service of the option holder. At present, only Dr. Robert Prud'homme and Messrs. David Smith and Paul Woitach are eligible to receive Automatic Board Options.

         If the 2003 Plan is approved, a total of 1,500,000 shares of Common Stock will be reserved for issuance under the plan. The shares issued may include treasury shares, authorized but unissued shares and shares previously reserved for issuance upon exercise of options, which have expired or terminated or shares awarded which have been forfeited. Shares subject to options that cease to be exercisable for any reason or shares awarded which have been forfeited will be available for subsequent grant under the plan.

         As of the date of this Proxy Statement, no options have been granted or awards made under the 2003 Plan.

         Nonqualified stock options may be granted at an exercise price greater than or lesser than the fair market value of the Common Stock on the date of grant, in the discretion of the Administrator. Incentive stock options, however, may not be granted at less than the fair market value of the Common Stock and may be granted to holders of more than 10% of the Common Stock only at an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash or, in the discretion of the Administrator:, (i) by check; (ii) by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the

Company sufficient funds to pay the exercise price, or delivery by the option holder to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; (iii) in shares of Common Stock which have been owned by the option holder for six months or more (valued at the fair market value at the date of exercise); (iv) by delivery to the Company of a promissory note of the option holder, with full recourse against the option holder; (v) by delivery of any other property valued at its fair market value at the time of exercise; or (vi) by any combination of cash, Common Stock and other property. The Administrator may also grant awards entitling recipients to receive shares of Common Stock without payment therefor, upon such terms and conditions as the Administrator may determine, including, without limitation, restrictions or risks of forfeiture upon the happening of specified events.

         With respect to incentive stock options, to the extent that the aggregate fair market value of the Common Stock (measured at the time of grant) with respect to which incentive stock options are first exercisable by an employee during any calendar year under the 2003 Plan and any other plan of the Company providing incentive stock options exceeds $100,000, such incentive stock options shall be treated as nonqualified options.

         Options and awards under the 2003 Plan may not be granted after ten years from the date of stockholder approval of the 2003 Plan. No option under the 2003 Plan may be exercised subsequent to ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than 10% of the Common Stock). No incentive stock option granted pursuant to the 2003 Plan may be exercised more than three months after the option holder ceases to be an employee of the Company, except that in the event of death or permanent and total disability (as defined in the Internal Revenue Code of 1986, as amended and in effect on the date of this proxy statement (the "Code")) of the option holder, the option may be exercised by the holder of his estate for a period of up to one year after the date of such death or permanent total disability. Options granted under the 2003 Plan may not be assigned or transferred except as permitted in the discretion of the Administrator.

         The 2003 Plan may be amended by the Board of Directors subject to stockholders approval to the extent required by applicable law, regulation or rule of any stock market on which the Company's stock is traded. No amendment, suspension or termination of the 2003 Plan, except as described in the 2003 Plan, may adversely affect the rights of an option or award holder under the 2003 Plan without the holder's consent.

Federal Income Tax Consequences Of The Plan

         The following general summary of the U.S. Federal income tax consequences of the issuance and exercise of options granted under the 2003 Plan is based upon the provisions of the Code, current regulations promulgated and proposed thereunder, and existing administrative rulings of the Internal Revenue Service, all of which are subject to change (possibly with retroactive effect). It is not intended to be a complete discussion of all of the Federal income tax consequences of the plan or of all of the requirements that must be met in order to qualify for the described tax treatment.

         Nonqualified Options. A recipient of a nonqualified option generally will not recognize any taxable income until the option is exercised. At that time, subject to certain limited exceptions, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

         Upon a subsequent sale of shares acquired by the exercise of a nonqualified stock option, a recipient will recognize gain or loss equal to the difference between the selling price of the shares and their fair market value on the date of exercise. The gain or loss will be short-term or long-term depending upon how long the shares were held.

         The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary income recognized by option holders, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the option holder and timely filed with the IRS, and further provided that such deduction is reasonable and is not limited by applicable provisions of the Code, such as Sections 162(m), 212, or 280G.

         Incentive Stock Options. Incentive stock options granted under the 2003 Plan are intended to qualify as incentive stock options under Section 422 of the Code.

         A participant generally will not recognize taxable income upon the grant or exercise of an incentive stock option. If an option holder does not make a "disqualifying disposition" (as defined below), then the option holder will not recognize any taxable income until the shares are sold or exchanged, and any gain recognized upon such sale or exchange will be taxable as long-term capital gain. A "disqualifying disposition" means any disposition of shares acquired on the exercise of an incentive stock option where such disposition occurs within two years of the date the option was granted or within one year of the date the shares were transferred to the option holder.

         If the option holder makes a disqualifying disposition, then the difference between: (a) the option exercise price; and (b) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the price received upon disposition of the shares, will be taxable to the option holder as ordinary income. In the case of a gift or certain other transfers, the amount of taxable ordinary income is not limited to the gain that would have resulted from a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

        In the case of a disqualifying disposition, if the amount realized on disposition of the shares exceeds the fair market value of the shares on the date of exercise, the excess will be taxed as either long-term or short-term capital gain depending on the option holder's holding period of the shares.

         The Company will not be entitled to any deduction with respect to the grant or exercise of incentive stock options. In addition, no deduction will be allowed to the Company upon the disposition of stock acquired upon the exercise of an incentive stock option, unless the disposition is a disqualifying disposition. In the case of a disqualifying disposition, the Company generally will be entitled to a deduction at that time equal to the amount of compensation income that is recognized by the employee as a result of the disqualifying disposition, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the option holder and timely filed with the IRS, and further provided that such deduction is reasonable and is not limited by applicable provisions of the Code including
Section 162(m), 212, or 280G.

         Award Shares. A recipient of award shares that are not subject to a substantial risk of forfeiture (i.e., are fully vested) at the time of grant will recognize ordinary compensation income to the extent that the shares' fair market value at that time exceeds the price paid. The recipient would have a tax basis in the shares equal to the sum of the amount of ordinary compensation income recognized with respect to those shares plus the purchase price paid for such shares. To the extent any award shares are granted subject to a substantial risk of forfeiture, requiring the recipient to perform substantial services for a period of time specified in the grant, the recipient would not recognize income at the time such award shares are issued (absent a Section 83(b) election, described below).

         In the case of shares granted subject to a substantial risk of forfeiture, absent a Section 83(b) election, the recipient would recognize ordinary compensation income at the time such shares vest. In that event, the recipient would recognize ordinary compensation income on the date the shares vest in an amount equal to the excess (if any) of the then fair market value of the shares that vest on that date over the amount paid for the shares. The recipient would have a tax basis in shares that vest equal to the sum of the amount of ordinary compensation income recognized with respect to those shares plus the purchase price paid for such shares. The recipient's holding period would begin just after the shares vest.

         A recipient may make a Section 83(b) election with respect to shares subject to a substantial risk of forfeiture. A recipient of award shares who makes a Section 83(b) election will recognize ordinary compensation income at the time the shares are issued and not when they vest. The amount of such income would equal the excess (if any) of the fair market value of the shares at the time of issuance over the amount paid for the shares. In that event, the recipient's tax basis in the shares would equal the fair market value of the award shares on the date issued, and the holding period would begin just after such date. If a Section 83(b) election is made and any shares are forfeited, a recipient will not be entitled to recover any of the taxes paid in connection with the Section 83(b) election, nor will the recipient recognize any capital or other loss.

         Recipients generally will recognize capital gain or loss on a subsequent sale or exchange of any award shares. The gain (or loss) will equal the amount by which the amount realized on the sale or exchange exceeds (or is exceeded by) the recipient's adjusted tax basis in the shares. A recipient's capital gain or loss recognized on a subsequent sale or exchange of shares will be long-term capital gain (or loss) if the recipient's holding period for such shares is longer than 12 months at the time of the sale or exchange, or short-term capital gain or loss if such holder period is not longer than 12 months at that time. Long-term capital gains are subject to reduced rates of federal income tax. The deductibility of capital losses is subject to limitation.

         The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary compensation income recognized by recipients of award shares, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the recipient and timely filed with the IRS, and further provided that the deduction is reasonable and is not limited by applicable provisions of the Code, including section 162(m), 212, or 280G. Accordingly, the amount and timing of the Company's deductions with respect to award shares granted will depend upon the extent to which such shares are (and remain) subject to a substantial risk of forfeiture and the extent to which Section 83(b) elections are made by recipients with respect to award shares that are not vested at the time of grant.

         The Board of Directors recommends that stockholders vote FOR the approval of the 2003 Plan.

Equity Compensation Plan Information

         We maintain a number of equity compensation plans for employees, officers, directors and others whose efforts contribute to our success. The table below sets forth certain information as our fiscal year ended December 31, 2002 regarding the shares of our Common Stock available for grant or granted under stock option plans that: (i) were approved by our stockholders; and (ii) were not approved by our stockholders.

-----------------------------------------------------------------------------------------------------------------
                      Number of securities to    Weighted-average        Number of securities remaining available
                      be issued upon exercise    exercise price of       for future issuance under equity
                      of outstanding options,    outstanding options,    compensation plans (excluding securities
                      warrants and rights        warrants and rights     reflected in column (a))


Plan Category
-----------------------------------------------------------------------------------------------------------------
                                (a)                       (b)                               (c)

-----------------------------------------------------------------------------------------------------------------
Equity
compensation plans
approved by
security holders              741,200                    $2.72                            747,500


-----------------------------------------------------------------------------------------------------------------
Equity
compensation plans
not approved by
security holders                 0                         0                                 0


-----------------------------------------------------------------------------------------------------------------
Total                         741,200                    $2.72                            747,500

-----------------------------------------------------------------------------------------------------------------

                PROPOSAL No. 3 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed Mahoney Cohen & Company, CPA, P.C. ("Mahoney Cohen") as our independent certified public accountants for the fiscal year ending December 31, 2003. The Board of Directors desires to obtain the stockholders' ratification of such appointment. A resolution ratifying the appointment will be offered at the Annual Meeting. If the resolution is not adopted, the adverse vote will be considered as direction to the Board of Directors to select other accountants. Ratification requires the affirmative vote by holders of at least a majority of the shares of Common Stock voting on this matter. Representatives of Mahoney Cohen are expected to be present at the Annual Meeting. The representatives will have the opportunity to make a statement, although they are currently not expected to do so. The representatives are expected to be available to respond to appropriate questions.

Audit Committee; Charter and Independence

         In accordance with its amended and restated charter, which was approved in its current form by the Board of Directors as of April 15, 2003, the Audit Committee assists the Board of Directors in oversight of accounting, auditing and financial reporting practices of our Company. A copy of the amended and restated Audit Committee Charter is attached to this Proxy Statement as Annex B.

         The members of the Audit Committee are David R. Smith, Robert K. Prud'homme and Paul Woitach. Under the rules of the American Stock Exchange, the Audit Committee members must be independent, as defined by the rules of the American Stock Exchange. One such rule provides that a director who has been employed for any of the past three years by an affiliate of the Company is deemed not to be "independent". In August, 2001, in conjunction with its listing of our Common Stock, the American Stock Exchange provided a temporary waiver of this rule with respect to Mr. Smith's former employment through October 1, 1998 by Andlinger & Company, Inc., which may be considered an affiliate of ours. We believe we now are in full compliance with the applicable American Stock Exchange rules.

Report of the Audit Committee

         The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002 (the "Relevant Audited Statements") with management and discussed with Mahoney Cohen & Company, CPA, P.C. ("Mahoney Cohen"), the Company's independent auditors for fiscal 2002, the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee received from these independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the materials received from Mahoney Cohen and discussed with their representatives the independence of Mahoney Cohen.

         Based on the Audit Committee's review and discussions aforesaid, the Audit Committee recommended to the Board of Directors of the Company that the Relevant Audited Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

April 15, 2003                        Respectfully submitted,

                                      AUDIT COMMITTEE
                                      Robert K. Prud'homme, Ph.D.
                                      David R. Smith
                                      Paul Woitach


Audit Fees; Financial Information Systems Design and Implementation Fees; All Other Fees

         Mahoney Cohen served as the Company's independent accountants for the fiscal year ended December 31, 2002. In addition to performing the audit of the Company's consolidated financial statements, Mahoney Cohen provided various other services to the Company during fiscal 2002. The aggregate fees billed for fiscal 2002 for each of the following categories of services are set forth below:

         Audit Fees. During 2002 and 2003, Mahoney Cohen billed the Company $162,543 for auditing the Company's financial statements for the year ended December 31, 2002 and reviewing the financial statements included in its Forms 10-Q for 2002.

         Financial Information Systems Design and Implementation Fees. Mahoney Cohen did not render any services to the Company for financial information systems design and implementation during fiscal 2002.

         All Other Fees: During 2002, Mahoney Cohen billed the Company an aggregate of $212,464 for services rendered in connection with the filing of tax returns, an audit of the Company's pension plan and the sale of the Company's rheology instruments and services business.

         The Audit Committee has reviewed summaries of the services provided by Mahoney Cohen and the related fees and has considered whether the provision of services, other than services rendered in connection with the audit of the Company's annual financial statements, is compatible with maintaining the independence of Mahoney Cohen.

         The Audit Committee has appointed Mahoney Cohen to audit the Company's 2003 financial statements.

         The Board of Directors recommends that the Stockholders vote "FOR" the ratification of Mahoney Cohen & Company, CPA, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2003.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters which are to be brought before the Annual Meeting. If any other matters should be presented for proper action, it is the intention of the persons named in the Proxy as proxy appointees to vote in accordance with their discretion pursuant to the terms of the Proxy.

                            PROPOSALS OF STOCKHOLDERS

         Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received at our executive offices on or before December 19, 2003 for inclusion in our proxy statement with respect to such meeting.

                                      PROTERION CORPORATION


                                      By: Robert M. Castello, Chairman and Chief
                                          Executive Officer


 It is important that the Proxies be returned promptly. Therefore, stockholders who do not expect to attend the Annual Meeting in person are urged to fill in, sign, date and return the enclosed Proxy.

                                                                         Annex A


                              PROTERION CORPORATION

                           2003 EQUITY INCENTIVE PLAN

         1. Purpose and Eligibility. The purpose of this 2003 Equity Incentive Plan (the "Plan") of Proterion Corporation, a Delaware corporation (the "Company"), is to provide equity interests in the Company to: (a) employees, officers, directors, consultants and advisors of the Company and its Subsidiaries; and (b) any other Person who is determined by the Administrator to have made (or is expected to make) contributions to the Company as an economic incentive to more closely align the interests of those persons with interests of the stockholders.

         2.       Definitions.

         "Acquisition" means (i) any merger, business combination, consolidation or purchase of outstanding capital stock of the Company after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction), or (ii) any sale of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction).

         "Administrator" means the Board, a Committee, or one or more executive officers appointed by the Board or, if applicable, the Committee to administer the Plan satisfying the requirements of Section 3(c) hereof.

         "Award" means any Option or Award Share awarded under the Plan.

         "Award Share" means a share of Common Stock awarded to a Participant without payment therefore.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time and any regulations promulgated thereunder.

         "Committee" means any committee of directors appointed by the Board to administer the Plan satisfying the requirements of Section 3(b) hereof.

         "Common Stock" or "Stock" means the Common Stock, par value $.01 per share, of the Company.

         "Company" means Proterion Corporation, a Delaware corporation, but for purposes of eligibility under the Plan, shall include any of its present or future subsidiary corporations, as defined in Section 424(f) of the Code (a "Subsidiary"), and any future parent corporation, as defined in Section 424(e) of the Code.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Administrator, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

         "Eligible Director" means each director of the Company who is not then an Employee of the Company or affiliated with any holder of more than 5% of the outstanding voting stock of the Company.

         "Employee" means an employee of the Company and, for purposes of eligibility under the Plan, shall include a person to whom an offer of employment has been extended by the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means the fair market value of a share of Common Stock as determined in accordance with Section 5(h).

         "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 5(b) which is intended to meet the requirements of Section 422 of the Code, or any successor provision.

         "Nonqualified Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 5 which is not intended to be an Incentive Stock Option or which for any reason fails to qualify as an Incentive Stock Option under Section 422.

         "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

         "Participant" means any person selected by the Administrator to receive an Award under the Plan.

         3.       Administration.

                  (a) Administration of Plan. The Plan will be administered by the Board of Directors, except that it may delegate its authority to a Committee and may grant specific authority over certain matters to officers under paragraph (c) below. The Board or Committee shall have the authority, in its sole discretion, but subject to any express limitations in this Plan, to do the following: (i) determine those persons to receive Awards; (ii) grant and amend Awards; (iii) interpret any provisions of the Plan and any Award; (iv) initiate an option exchange program; and (v) make all other determinations which, in its judgment, are necessary or desirable for the administration and interpretation of the Plan. In furtherance of the foregoing, the Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award, to the extent it shall deem appropriate to carry out the purposes of the Plan or any Award, and it shall be the sole and final judge of such appropriateness. All decisions by the Board shall be final and binding on all interested persons. Administration of the automatic Option grant provisions of the Plan shall be self-executing in accordance with the provisions of Section 6 hereof, and neither the Board nor the Committee shall exercise any discretionary functions with respect to the Option grants made pursuant to those provisions of the Plan, except in the event that the Board approves the grant of Awards in addition to, or in substitution for, those provided for in Section 6.

                  (b) Delegation to Board Committee. The Board may delegate all of its powers under this Plan to a Committee, except only the power to amend the Plan, provided that any Committee so appointed shall be so constituted as to comply with any requirements of the Code, the Exchange Act or the rules or listing requirements of any securities exchange or automated quotation system on which the Company's securities are then listed.

                  (c) Delegation to Executive Officers. To the extent permitted by applicable law, the Board or, if applicable, the Committee, may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board or Committee, as applicable, may determine, provided that the Board or Committee, as applicable, shall fix the maximum number of Awards to be granted by such executive officers.

                  (d) Applicability of Rule 16b-3. The Plan shall be administered in a manner consistent with rules promulgated under Section 16 of the Exchange Act, or any successor rules, such that all Awards hereunder shall be exempt under such rule to the maximum extent possible. Those provisions of the Plan which make express reference to Rule 16b-3 or any other rule under
Section 16 or which are required in order for transactions to qualify for exemption under such rules shall apply only to such persons as are subject to the reporting requirements of Section 16(a) of the Exchange Act.

                  (e) Applicability of Section 162(m). Those provisions of the Plan which are required by or make express reference to Section 162(m) of the Code, or any successor section of the Code ("Section 162(m)") shall apply only upon the Company's becoming a company that is subject to Section 162(m). Notwithstanding any provisions in this Plan to the contrary, whenever the Administrator is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Administrator may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under
Section 162(m) to fail to so qualify under Section 162(m).

         4.       Stock Available for Awards.

                  (a) Number of Shares. Subject to adjustment under Section 4(b), the aggregate number of shares of Common Stock that may be issued pursuant to the Plan is 1,500,000. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or of treasury shares.

                  (b) Adjustment to Common Stock. In the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, then: (i) the number and class of securities available for Awards under the Plan; (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option or other Award; and (iii) the repurchase price per security of any security subject to repurchase each shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Administrator shall determine, in good faith, that such an adjustment (or substitution) is appropriate to maintain the intended benefits of this Plan and any Award. If
Section 8 applies for any event, then this Section 4(b) shall not be applicable.

         5.       Options.

                  (a) General. The Administrator may grant Options to purchase Common Stock and may determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws.

                  (b) Incentive Stock Options. An Option that the Administrator intends to be an Incentive Stock Option, shall be granted only to Employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Administrator and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option for any reason does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a Nonqualified Stock Option.

                  (c) Dollar Limitation. For so long as the Code shall so provide, Options granted to any Employee under this Plan and any other incentive stock option plans of the Company which are intended to qualify as Incentive Stock Options under the Code shall not qualify as Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or determined by the Administrator, Options shall be taken into account in the order granted, and the Administrator may designate that portion of any Incentive Stock Option that shall be treated as a Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Administrator considers appropriate, including after the issuance of the Option or at the time of its exercise.

                  (d) Exercise Price. The Administrator shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable agreement for that Option. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

                  (e) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable option award agreement; provided, that the term of any Incentive Stock Option may not be for more than 10 years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of the Option shall be no longer than five years from the date of grant.

                  (f) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person, together with payment in full as specified the applicable option agreement or, if no provision is contained in such option agreement, as set forth in paragraph (g) below for the number of shares for which the Option is exercised.

                  (g) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment, as permitted by the Administrator in its sole or absolute discretion:

                           (i)      by check payable to the order of the
Company;

                           (ii)     by delivery of an irrevocable and
unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the

Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                           (iii)    to the extent explicitly provided in the
applicable option agreement, by delivery of shares of Common Stock owned by the Participant for at least six months, valued at fair market value (as determined by the Administrator or as determined pursuant to the applicable option agreement);

                           (iv)     by delivery to the Company of a promissory
note of the Participant, with full recourse against the Participant (provided that the Participant makes payment of an amount equal to not less than the par value of the shares so purchased by check); or

                           (v)      payment of such other lawful consideration
as the Administrator may determine.

         Except as otherwise expressly set forth in an Option award agreement or instrument, the Administrator shall have no obligation to accept consideration other than cash. In particular, unless the Administrator expressly so provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the participant at least six months prior to the exercise. The Fair Market Value of any shares of the Company's Common Stock or the fair market value of non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Administrator.

                  (h) Determination of Fair Market Value. If, on the date an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, "fair market value" shall mean: (i) if the Common Stock is listed on any established stock exchange or an automated quotation system which provides sale reporting (including without limitation the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market of the Nasdaq Stock Market), its fair market value shall be the last reported sales price for such stock on that date or, if no sales were reported on that date, the closing bid on that date as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) if not so listed, the average of the closing bid and asked prices last quoted by any established quotation service for over-the-counter securities. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator after taking into consideration all factors which it deems appropriate.

         6.       Options Granted to Eligible Directors.

                  (a) In addition to any other Award that may be granted to a director of the Company under this Plan, each Eligible Director shall automatically be granted a Nonqualified Option to acquire 40,000 shares of Common Stock on the date of the Company's Annual Meeting of Stockholders (each an "Annual Meeting") each year and immediately after such meeting (beginning with Annual Meeting to be held on May 15, 2003), but only if the Eligible Director has been elected as a director of the Company at such meeting. The option price for such Nonqualified Option shall be the Fair Market Value of the Common Stock on such date and its expiration shall be the tenth anniversary thereof. Each Nonqualified Option issued pursuant to this Section 6(a) shall vest in 12 equal monthly installments beginning on the day which is 30 days after the date of the applicable Annual Meeting and each installment thereafter shall vest 30 days after the previous vesting date. A Nonqualified Option granted pursuant to this Section 6(a) shall be exercisable: (i) as to any portion of the Nonqualified Option which has vested prior to six months after the applicable Annual Meeting, on the date which is six months after the date of the Annual Meeting; and (ii) as to any portion of the Nonqualified Option which vests after six months after the date of the applicable Annual Meeting, immediately upon vesting.

                  (b) In addition, the Administrator may provide for such other terms and conditions of the Options granted pursuant to this Section 6 as it may determine in its sole discretion and as shall be set forth in the applicable Option agreements, including, without limitation, acceleration of exercise upon a change of control, termination of the Options, and the effect on such Options of the death, retirement or other termination of service as a director of the Option holder.

         7.       Restricted Stock.

                  (a) Grants. The Administrator may grant Awards entitling recipients to acquire shares of Common Stock, subject to: (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased; and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Administrator in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award (each, a "Restricted Stock Award").

                  (b) Terms and Conditions. The Administrator shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Administrator, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or the Designated Beneficiary.

                  (c) 83(b) Election. Each Participant should consider making a Section 83(b) election under the Code with respect to any Restricted Stock Award received by such Participant.

         8. Other Stock-Based Awards. The Administrator shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

         9.       General Provisions Applicable to Awards.

                  (a) Transferability of Awards. Except as the Administrator may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that Nonqualified Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3 under the Exchange Act) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the option which are applicable to the optionee. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

                  (b) Documentation. Each Award under the Plan shall be evidenced by a written agreement or instrument in such form as the Administrator shall determine or as executed by an officer of the Company pursuant to authority delegated by the Administrator. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

                  (c) Administrator Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and Participants need not be treated uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the granting authority at the time of award or at any time thereafter.

                  (d) Additional Award Provisions. The Administrator may, in its sole discretion, include additional provisions in any Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of options, or such other provisions as shall be determined by the Administrator; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

                  (e) Acceleration. The Administrator may at any time provide that any Options shall become immediately exercisable in full or in part, or that any Award may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may: (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs; or (ii) disqualify all or part of the Option as an Incentive Stock Option.

                  (f) Termination of Status. The Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other relationship to the Company of a Participant, and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law, including the provisions of the Code related to Incentive Stock Options.

                  (g) Amendment of Awards. The Administrator may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonqualified Stock Option, provided that the Participant's consent to such action shall be required except: (i) to the extent otherwise provided in Section 10; or (ii) if the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

                  (h) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares of capital stock previously delivered under the Plan until: (i) all conditions of the Award have been met or removed to the satisfaction of the Company; (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations; and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         10.      Adjustments Upon Acquisitions.

                  (a) Adjustment of Awards Upon Acquisition of Company. Unless otherwise expressly provided in the applicable Award, upon the occurrence of an Acquisition of the Company, the Board (or for purposes of this Section 10, the board of directors of the surviving or acquiring entity) shall, as to outstanding Awards (on the same basis or on different bases, as the Board or board of directors of the surviving or acquiring entity shall specify), make appropriate provision for such Awards by either: (i) the continuation of such Awards by the Company if it survives the transaction; or (ii) the assumption of such Awards by the surviving or acquiring entity; or (iii) the exchange of all Awards for the right to participate in any stock option or other employee benefit plan of any successor corporation providing a substantially similar economic benefit to the holder; or (iv) substitution on an equitable basis for the shares then subject to such Awards either for (A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, less the amount of any exercise price or payment required in connection with such Award (B) shares of stock of the surviving or acquiring corporation, or (C) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition.

                  (b) Additional Discretionary Adjustments. In addition to the adjustment under paragraph (a) above, the Board (or the board of directors of any entity assuming the obligations of the Company hereunder) may, in its sole discretion: (i) accelerate the date of exercise of any Options or of any installment of any such Options or the expiration of any restriction or risk of forfeiture in accordance with Section 9; (ii) provide for the termination of any such Awards immediately prior to the consummation of the Acquisition; or (iii) provide that if any Participant who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition is terminated "without cause" or terminates his or her own employment for good reason prior to the first anniversary of the consummation of the Acquisition, then all Awards held by such Participant shall be fully vested.

                  (c) Company Assumption of Options Upon Certain Events. In connection with a merger into, or consolidation of another entity with, the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

                  (d) Parachute Payments and Parachute Awards. Notwithstanding the provisions of paragraph (a) above and subject to the terms of any other agreement between the Company and the Participant, if, in connection with an Acquisition, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code. All determinations required to be made under this Section 10(d) shall be made by the Company.

         11. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part: (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award; or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient. The Fair Market Value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or Award recipient who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         12.      No Exercise of Option if Employment Terminated for Cause

                  (a) Authority to Terminate. If the employment of any employee-Participant is terminated "for cause," the Administrator may determine to terminate any Award on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever. In making such determination, the Administrator shall act fairly and in utmost good faith. The Administrator may, in its discretion, waive or modify the provisions of this Section with respect to any individual Participant based upon the facts and circumstances of any particular situation.

                  (b) "Cause" Defined. For purposes of this Section 12, unless otherwise defined in any employment agreement between the Company and the employee-Participant, "cause" means conduct (as determined by the Administrator) involving one or more of the following: (i) gross misconduct or inadequate performance by the Participant which is injurious to the Company; (ii) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; (iii) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company); (iv) the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; (vi) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his obligations to the Company or which shall adversely affect the Participant's ability to perform such obligations; (vii) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (viii) the failure of the Participant to perform in a material respect his or her employment obligations without proper justification.

         13.      Miscellaneous.

                  (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

                  (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

                  (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, subject to paragraph (e) below. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

                  (d) Amendment of Plan. This Plan may be amended by the Board, subject to paragraph (e) below.

                  (e) Stockholder Approval. To the extent required by: (i) the Code; (ii) the rules under Section 16 of the Exchange Act; (iii) rules of any stock exchange or automated quotation system on which the Company's securities are then listed; or (iv) as otherwise required by law, the initial adoption of this Plan or any amendment to this Plan shall be subject to approval by the stockholders. Any such approval shall be obtained within the time required by such law or rule. Any stockholder approval of this Plan or any amendment so required shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders, unless a greater vote is required by state law, or the law or rule requiring stockholder approval, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent in lieu of meeting to the extent permitted by applicable state law.

                  (f) Indemnity. Neither the Board nor any Committee or officer administering this Plan, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify and hold harmless each such person in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

                  (g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company (Delaware), without regard to any applicable conflicts of law.


Adopted by the Board of Directors on: April 15, 2003
Approved by the stockholders on: _________ ____, 2003

                                                                         Annex B

                              PROTERION CORPORATION
                             AUDIT COMMITTEE CHARTER
                             -----------------------

I.       PURPOSE

         The primary functions of the Audit Committee (the "Committee") are to assist the Board of Directors of Proterion Corporation (the "Company") in monitoring: (i) the Company's financial reporting process, accounting functions and internal controls; and (ii) the qualifications, independence, appointment, replacement, compensation and performance of the Company's registered public accounting firm.

         The term "registered public accounting firm" as used herein: (i) initially shall mean the independent accounting firm serving as the Company's auditors; and (ii) after the date when the rules of the Securities and Exchange Commission ("SEC") require the Company's auditors to be registered with the Public Company Accounting Oversight Board (the "Accounting Board"), shall mean the public accounting firm registered with the Accounting Board which performs the auditing function for the Company.

         Although the Committee has the powers and responsibilities set forth in this Amended and Restated Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable law, rules and regulations. These are the responsibilities of Company management, and subject to audit by the Company's registered public accounting firm.

II.      COMPOSITION AND INDEPENDENCE

         The Committee shall consist of three or more directors of the Company. The members of the Committee shall meet the independence and other qualification requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder and the applicable rules of the stock exchange or stock market on which the Company's securities are traded or quoted, subject to any permitted exceptions thereunder. To the extent available, at least one of the Committee members must qualify as an "audit committee financial expert", as defined by applicable rules.

         Committee members, including the chairperson, shall be elected by the Board of Directors at the annual meeting of the Board of Directors. Members shall serve until their successors shall be duly elected and qualified.

III.     MEETINGS AND PROCEDURES

         The Audit Committee shall meet at least four times per year, or more frequently as circumstances require. The Committee may request that members of management, representatives of the registered public accounting firm and others attend meetings and provide pertinent information, as necessary. In order to foster open communications, the Committee shall meet at such times as it deems appropriate or as otherwise required by applicable law, rules or regulations in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

         Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Committee or the Board of Directors under the Company's By-laws, unless otherwise stated by resolution of the Board of Directors.

IV.      Responsibilities and Duties

    A.   General Matters

    1. The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) engaged for the purpose of preparing or issuing its audit report or related work. The registered public accounting firm shall report directly to the Committee.

    2. To the extent required by applicable law, rules and regulations, the Committee shall pre-approve all auditing services and non-audit services (including the fees and terms thereof) permitted to be provided by the Company's registered public accounting firm contemporaneously with the audit, subject to certain de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which may be approved by the Committee prior to the completion of the audit.

    3. The Committee shall have the authority to engage such independent counsel and other advisers as it determines necessary to carry out its duties. The Committee shall determine the extent of funding necessary for payment of compensation to: (i) the registered public accounting firm for the purpose of rendering or issuing the Company's annual audit report, any related work and performing other audit review or attest services for the Company; and (ii) any independent counsel and other advisers retained to advise the Committee.

    4. The Committee may form subcommittees consisting of one or more members and delegate to such subcommittees' authority to perform specific functions, including without limitation pre-approval of audit and non-audit services, if permitted by applicable law, rules and regulations.

    B.  Oversight of the Company's Relationship with the Auditors

         With respect to any registered public accounting firm that proposes to perform audit services for the Company, the Committee shall:

    1. On an annual basis, review all relationships the registered public accounting firm has with the Company in order to consider and evaluate the registered public accounting firm's continued independence. In connection with its review and discussions, the Committee shall: (i) ensure that the registered public accounting firm submits to the Committee a formal written statement (consistent with Independence Standards Board Standards No. 1, as it may be amended or supplemented from time to time, and Section 10A of the Exchange Act) delineating all relationships and services that may impact the objectivity and independence of the registered public accounting firm; (ii) discuss with the registered public accounting firm any disclosed relationship, services or fees (audit and non-audit related) that may impact the objectivity and independence of the registered public accounting firm;
         (iii) review the registered public accounting firm's statement of the fees billed for audit and non-audit related services, which statement shall specifically identify those fees required to be disclosed in the Company's annual proxy statement; and (iv) satisfy itself as to the registered public accounting firm's independence.

    2. Ensure the rotation of the lead (or coordinating) audit partner and other significant audit partners as required by applicable law, rules and regulations.

    3. On an annual basis, confirm that the registered public accounting firm is not disqualified by virtue of the fact that any of the Company's chief executive officer, chief financial officer, controller, chief accounting officer or any person serving in an equivalent position was employed by that registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit of the current year's financial statements.

    4. Establish with the registered public accounting firm the scope and plan of the work to be done by the registered public accounting firm as part of the audit for the fiscal year.

    C.   Financial Statements and Disclosure Matters

         With respect to the Company's financial statements and other disclosure matters, the Committee shall:

    1. Review and discuss with management and the registered public accounting firm the Company's quarterly financial statements.

    2. Review and discuss with management and the registered public accounting firm the Company's annual audited financial statements and the report of the registered public accounting firm thereon.

    3. Review and discuss all material correcting adjustments identified by the registered public accounting firm in accordance with generally accepted accounting principles and SEC rules and regulations that are reflected in each annual and quarterly report that contains financial statements, and that are required to be prepared in accordance with (or reconciled to) generally accepted accounting principles under Section 13(a) of the Exchange Act and filed with the SEC.

    4. Review and discuss all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses which are required to be disclosed in each annual and quarterly financial report of the Company filed with the SEC.

    5. Discuss with management and the registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any judgments about the quality, appropriateness and acceptability of the Company's accounting principles, significant changes in the Company's selection or application of accounting principles and any other significant changes to the Company's accounting principles and financial disclosure practices which are suggested by the registered public accounting firm or management.

    6. Review with management, the registered public accounting firm and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities with relevant jurisdiction.

         The review and discussions hereunder with respect to audits performed by the registered public accounting firm shall include the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("SAS 61"). These matters include the auditor's responsibility under generally accepted auditing standards, the Company's significant accounting policies, management's judgments and accounting estimates, significant audit adjustments, the auditor's responsibility for information in documents containing audited financial statements (e.g., Management's Discussion and Analysis of Financial Condition and Results of Operations), disagreements with management, consultation by management with other accountants, major issues discussed with management prior to retention of the auditor and any difficulties encountered in the course of the audit work.

    7. Receive and review all other reports required under the Exchange Act to be provided to it by the registered public accounting firm, including without limitation reports on: (i) all critical accounting policies and practices used by the Company; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (iii) all other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

    8. Following completion of its review of the annual audited financial statements, recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements and the report of the registered public accounting firm thereon be included in the Company's Annual Report on Form 10-K filed with the SEC.

    9. Prepare the Audit Committee report required by the SEC rules to be included in the Company's annual proxy statement and any other Committee reports required by applicable laws, rules and regulations.

    D.   Internal Audit Function, Disclosure Controls and Internal Controls

         With respect to the Company's internal audit function, disclosure controls and internal controls and procedures for financial reporting, the Committee shall:

    1. In consultation with management and the registered public accounting firm, review and assess the adequacy of the Company's internal controls and procedures for financial reporting and the procedures designed to ensure compliance with applicable laws, rules and regulations.

    2. If and when applicable, review management's report on internal controls and procedures for financial reporting purposes required to be included in the Company's Annual Report of Form 10-K.

    3. If and when applicable, review the registered public accounting firm's attestation to management's report included in the Annual Report on Form 10-K evaluating the Company's internal controls and procedures for financial reporting.

    4. Review and discuss any disclosures made by the Company's Chief Executive Officer and Chief Financial Officer to the Committee (as a result of their evaluation as of the end of each fiscal quarter of the Company's effectiveness of its disclosure controls and procedures and its internal controls and procedures for financial reporting) related to: (i) any significant deficiencies in the design or operation of internal controls; and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

    5. Establish and review procedures within the time period required by applicable law, rules and regulations for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

    E.   Other Miscellaneous Matters

         The Committee shall also have responsibility to:

    1. Review and approve all related-party transactions, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

    2. If required by applicable law, rules or regulations, review and approve: (i) the adoption of and any change or waiver in the Company's code of business conduct and ethics for directors or executive officers; and (ii) any disclosure made in the manner permitted by SEC rules and regulations regarding such change or waiver, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

    3. Review and discuss with management and the registered public accounting firm the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies).

    4. Review with management and the registered public accounting firm the sufficiency in number and the quality of financial and accounting personnel of the Company.

    5. Review and reassess the adequacy of this Charter annually and recommend to the Board of Directors any changes or amendments the Committee deems appropriate.

    6. Perform such other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board of Directors deems necessary or appropriate.

FIRST ADOPTED: April 15, 2003

                                                                      PROXY CARD


                              PROTERION CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of PROTERION CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint Robert M. Castello and Merrick G. Andlinger, or any one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of Proterion Corporation, One Possumtown Road, Piscataway, New Jersey, 08854, on Thursday, May 15, 2003, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof (the "Annual Meeting"), on all matters that may come before such Annual Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, and 3.

Please mark your vote as indicated in this example [X]

ITEM 1.  ELECTION OF DIRECTORS
                                                                     FOR ALL
                                             FOR       WITHHOLD      EXCEPT
                                             [ ]          [ ]          [ ]

Nominees:     Robert M. Castello     Merrick G. Andlinger
              Mark F. Callaghan      Paul Woitach
              David R. Smith         Robert K. Prud'homme

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


ITEM 2.  APPROVAL OF PROTERION CORPORATION 2003 EQUITY INCENTIVE PLAN

                                             FOR        AGAINST      ABSTAIN
                                             [ ]          [ ]          [ ]



ITEM 3.  RATIFICATION OF INDEPENDENT ACCOUNTANTS

                                             FOR        AGAINST      ABSTAIN
                                             [ ]          [ ]          [ ]


ITEM 4.  OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" ITEMS 1, 2 AND 3, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The undersigned hereby revokes all previous Proxies and acknowledges receipt of the Notice of Annual Meeting dated April 18, 2003, the Proxy Statement attached thereto and the Annual Report of the Company for the fiscal year ended December 31, 2002 forwarded therewith.

                                       Dated: ___________________________, 2003

                                              _________________________________
                                              Signature

                                              _________________________________
                                              Signature

NOTE: Please date this Proxy, sign your name exactly as it appears hereon, and return promptly using the enclosed postage paid envelope. If stock is held in the names of joint owners, each should sign. Persons signing as an attorney, executor, administrator, guardian, trustee, corporate officer or in any other fiduciary or representative capacity should give full title.

                                    PROTERION
                                   CORPORATION

                             [COMPANY LOGO OMITTED]


To Our Shareholders:

The past 12 months or so have been a watershed period for our Company. During this time, we sold our rheology instruments and services business and retired all of our bank indebtedness. In addition, we hired several new key employees and began the process of consolidating our facilities. Finally, we have started to make good progress on the pre-commercialization of our plasmon wave guide resonance (PWR) spectrometer currently in development.

These events culminated in the Company's name changing to "Proterion Corporation", which was selected by our employees to reflect our focused commitment to the life sciences, specifically the development of instrumentation for particle sizing and biomolecular characterization of protein molecules for use in pharmaceutical and biotechnology research.

Although it was a difficult decision, the Company's management believes that divesting the Company of its rheology instruments and services business (which was our core business at the time) was a prudent strategy. The global capital equipment recession of the past two years placed a significant financial strain on our ability to fund both our rheology and life sciences businesses. In addition, we believe that future growth can best be achieved through our life sciences business rather than through rheology. Finally, the sale of our rheology business enabled us to retire all of our bank debt, buy out the lease obligation at our Piscataway, NJ headquarters, discharge certain other obligations, and provide interim working capital for Proterion. In sum, we believe that the sale of our rheology business has better positioned us to achieve growth in the future.

Beyond the sale of the rheology business, we have also taken steps to improve our life sciences business. We have restructured our Sales and Marketing organization by adding a new manager with a strong sales and marketing background plus new sales engineers and applications scientists. We have redefined our sales territories and implemented new processes to improve sales force productivity and changed the commission program.

We have also taken steps to improve our gross margins in 2003 by implementing new pricing policies, making headcount reductions, outsourcing machine shop operations, making supplier changes, and further consolidating our facilities. We are also currently seeking bank or similar financing on acceptable terms in order to provide working capital for our operations and fuel the growth of our business.

Furthermore, we are pleased with the progress that is being made on the development of our PWR spectrometer. The development team has overcome several obstacles that were limiting instrument performance and utility. As a result, we currently have four (4) beta units at customer sites undergoing test and evaluation and we expect to deploy three (3) more units to customers within the next few months. The purpose of the beta units is to obtain feedback on instrument performance and ease of use for incorporation into the final design.

So far, our beta-test customers have generally been pleased and excited about the novel biophysical characterization information the instrument provides, several customers have expressed interest in purchasing or leasing the beta units in their current form, and one beta unit has been sold. We are excited about the growth potential this novel technology can provide.

These, and other events, which are detailed in the Financial Statements, Notes, and Management Discussion and Analysis that appear in the Form 10-K, indicate the progress we are making and the issues we face.

We appreciate your continued support as we confront a new year full of challenges and opportunities in implementing our plans for 2003 and beyond.


Sincerely,



/s/ ROBERT M. CASTELLO                      /s/ PAUL S. MANGANO
-------------------------                   -------------------------
Robert M. Castello                          Paul S. Mangano
Chairman and CEO                            President and COO